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                                                                    EXHIBIT 10.3

                       HUTCHINSON TECHNOLOGY INCORPORATED
                            1988 STOCK OPTION PLAN(1)


         1. Purpose of Plan. The purpose of this 1988 Stock Option Plan (the "Plan") is to promote the interests of Hutchinson Technology Incorporated, a Minnesota corporation (the "Company"), and its shareholders by providing employees of the Company and its subsidiaries, if any, with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries, if any. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining personnel of outstanding ability. Options granted under the Plan may be either nonqualified stock options or incentive stock options meeting the requirements of Section 422A of the Internal Revenue Code of 1986, or any amendment thereto (the "Code").

         2. Administration of Plan. The Plan shall be administered by a Committee (the "Committee") consisting of not less than three directors who are not employees of the Company or any of its subsidiaries and who have not been employees of the Company during the preceding twelve months. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Subject to the provisions of the Plan, the Committee may from time to time establish such rules for the administration of the Plan as it deems appropriate. The decision of the Committee on any matter affecting the Plan or the rights and obligations arising under the Plan or any option granted thereunder or any related Limited Right, as hereinafter defined, shall be final, conclusive and binding upon all persons, including without limitation the Company, shareholders, employees, and optionees. To the full extent permitted by law, no member of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any option or Limited Right granted thereunder.


         3. Shares Subject to Plan. The shares that may be made subject to options granted under the Plan shall be authorized but previously unissued shares of common stock ("Common Shares") of the Company, of the par value of $.01 per share, and they shall not exceed 3,000,000 Common Shares in the aggregate, except that, if any option lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such option may again be made subject to options granted under the Plan. Appropriate adjustments in the number of shares and in the option price per share may be made by the Committee in its sole discretion to give effect to adjustments made in the number of Common Shares of the Company through a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other relevant change, provided that fractional shares shall be rounded to the nearest whole share.


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(1) Conformed copy, which includes all amendments through November 19, 2003.

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         4. Eligible Employees. Options may be granted under the Plan to any employee of the Company or any subsidiary thereof, including any employee who is also an officer or director of the Company or any subsidiary thereof, who is not, on the date of grant, a member of the Committee.


         5. Granting of Options. Subject to the terms and conditions of the Plan, the Committee may, from time to time prior to May 31, 1998, grant to such eligible employees as the Committee may determine options to purchase such number of Common Shares of the Company on such terms and conditions as the Committee may determine; provided, however, that no employee may be granted options with respect to more than 300,000 Common Shares during any calendar year under this Plan. In determining the employees to whom options shall be granted and the number of Common Shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion shall deem relevant. More than one option may be granted to the same employee. The date and time of approval by the Committee of the granting of an option shall be considered the date and time of the grant of such option. Notwithstanding anything stated herein, in the case of any incentive stock option, the aggregate Fair Market Value, as defined in paragraph 6, determined at the time the option is granted to an individual, of the Common Shares with respect to which incentive stock options held by such individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of such individual's employer corporation, and its parent corporations and subsidiaries) shall not exceed $100,000.


         6. Option Price. The purchase price of each Common Share subject to an option shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value of a Common Share at the time the option is granted. The purchase price of each Common Share subject to an incentive stock option within the meaning of Section 422A of the Code that is granted to an employee who owns, or is deemed under Section 425(d) of the Code to own, at the time the incentive stock option is granted, stock of the Company (or of any parent or subsidiary of the Company) possessing more than 10% of the total combined voting power of all classes of stock therein (a "10% Shareholder") shall, notwithstanding anything stated in the immediately preceding sentence, be not less than 110% of the Fair Market Value of a Common Share at the time the option is granted.


         For purposes of the Plan, the "Fair Market Value" of a Common Share at the time the option is granted shall, unless otherwise expressly provided in the Plan, mean the closing price of a Common Share on the date immediately preceding the date the option is granted or, if no sale of Common Shares shall have occurred on that date, on the next preceding day on which a sale occurred of Common Shares, on the composite tape for New York Stock Exchange listed shares, or, if the Common Shares are not quoted on the composite tape for New York Stock Exchange listed shares, on the principal United States Securities Exchange registered under the Securities Exchange Act of 1934, as amended, on which the shares are listed, or, if the shares are not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotations National Market System or, if the Common Shares are not quoted on the National Association of Securities Dealers, Inc. Automated Quotations National Market System, the mean between the closing "bid" and the closing "asked" quotation of a Common Share on the date immediately preceding the date the option is granted, or, if no closing bid or asked quotation


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is made on that date, on the next preceding day on which a quotation is made, on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, provided that if the Common Shares are not quoted on any such system, Fair Market Value shall be what the Committee determines in good faith to be 100% of the fair market value of a Common Share at the time the option is granted. Notwithstanding anything stated in this paragraph, if the applicable securities exchange or system has closed for the day at the time of grant of an option, all references in this paragraph to the "date immediately preceding the date the option is granted" shall be deemed to be references to "the date the option is granted".


         7. Option Period. Each option granted under the Plan shall expire and all rights to purchase shares thereunder shall cease on the earliest of (i) ten years after the date such option is granted (or in the event an incentive stock option is granted to a 10% Shareholder, five years after the date such option is granted) or on such date prior thereto as may be fixed by the Committee on or before the date such option is granted; (ii) March 1, 1989, in the event that the shareholders of the Company shall not have approved the Plan prior to that date at a duly held shareholders' meeting; or (iii) the date, if any, fixed for cancellation pursuant to paragraph 14(b) of the Plan.


         8. Transferability and Termination of Options.

         (a) (i) During the lifetime of an individual to whom an option is granted, only such individual or his guardian or legal representative may exercise the option (other than as provided in Section 8(a)(ii) below), and only while such individual is an employee of the Company or of a parent or subsidiary thereof, and only if such individual has been continuously so employed since the date the option was granted, except that, subject to paragraph 8(d), (i) such individual may exercise the option within three months after termination of such individual's employment if the option was exercisable immediately prior to such termination, and (ii) if (x) such individual has been employed by the Company or a parent or subsidiary thereof for at least ten years (whether or not consecutive) and (y) such individual's employment with the Company or a parent or subsidiary thereof terminates after such individual has reached age 55, then the option may be exercised at any time within three (3) years following the day such individual's employment by the Company or a parent or subsidiary thereof ceases if the option was exercisable immediately prior to termination of employment. In the case of an employee who is disabled (within the meaning of Section 22(e)(3) of the Code), the three month period in the immediately preceding sentence shall be extended to three years after termination of such individual's employment and the requirement that the option may be exercised only with respect to the shares for which the option was exercisable immediately prior to such termination of employment shall be eliminated in the circumstances set forth in Section 8(c).


             (ii) Notwithstanding the provisions of Section 8(a)(i), an option agreement may state that a non-qualified stock option shall be transferable to
(x) any member of an employee's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation), (y) one or more trusts whose beneficiaries are members of such employee's "immediate family" or such employee, or (z) partnerships in which such family members or such employee are the only partners; provided, however, that the employee receives no consideration for the transfer. Any non-qualified stock option held by a permitted transferee shall continue to be subject to the same


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terms and conditions that were applicable to such non-qualified stock option immediately prior to its transfer and any may be exercised by such permitted transferee as and to the extent that such non-qualified stock option has become exercisable and has not terminated in accordance with the provisions of this Plan and the applicable agreement. For purposes of any provision of the Plan relating to notice to a holder of an option or to vesting or termination of a non-qualified stock option upon the termination of employment by such individual, the references to such option holder shall mean the original grantee of the non-qualified stock option and not any permitted transferee. Except as set forth above, no option shall be assignable or transferable by the individual to whom it is granted otherwise than by will or the laws of descent and distribution.

             (b) An option may be exercised after the death of the individual to whom it is granted, but, except as hereafter provided in this paragraph 8, only if it was exercisable immediately prior to such individual's death, in which case the option may be exercised only by such individual's legal representatives, heirs or legatees, only within three years after the death of such individual.

             (c) Notwithstanding the foregoing but subject to paragraph 8(d), in the event of the disability or death of a holder of an outstanding option, an option held by such individual or his or her legal representative that was not previously exercisable will become immediately exercisable in full if the Plan shall have been approved by the shareholders of the Company at a duly held shareholders' meeting, a registration statement covering the Common Shares for which the option may be exercised shall have become effective under the Securities Act of 1933, as amended, and the disabled or deceased individual shall have been continuously employed by the Company or a parent or subsidiary thereof prior to such disability or death.

             (d) In no event shall any option be exercisable at any time after its expiration date. In no event shall any option be exercisable at any time following the termination of the employment of the individual to whom the option has been granted unless such termination (i) is caused by the death or disability of the individual or (ii) occurs following (A) a Change in Control,
(B) a declaration pursuant to paragraph 14(b) or (C) at least six months of continuous employment of such individual by the Company or a parent or subsidiary thereof after the date of grant of the option. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.


             9. Exercise of Options. A person entitled to exercise an option granted under this Plan may, subject to its terms and conditions and the terms and conditions of this Plan, exercise it in whole at any time, or in part from time to time, by delivery to the Company at its principal executive office, to the attention of its Vice President, Human Resources, of written notice of exercise, specifying the number of shares with respect to which the option is being exercised, or by such other means as the Board or Committee may approve, provided that (i) no such option may be exercised prior to such time, if any, as the shareholders of the Company shall approve the Plan at a duly held shareholders' meeting of the Company; (ii) no such option may be exercised prior to the time that a registration statement covering the Common Shares for which the option may be exercised becomes effective under the Federal Securities Act of 1933, as amended, and (iii) no option may be exercised less than six months after the date it is granted except upon the occurrence of the death or disability of the holder of the option while employed

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by the Company or a parent or subsidiary thereof or a Change in Control as defined in paragraph 10 of the Plan or pursuant to paragraph 14(b) of the Plan. Subject to the limitations set forth in clauses (i) through (iii) of the immediately preceding sentence, each option agreement provided for in paragraph 15 hereof shall specify when the option shall become exercisable. The purchase price of each share with respect to which an option is being exercised shall be payable in full at the time of exercise (provided that, to the extent permitted by law, the holder of an option may simultaneously exercise an option and sell all or a portion of the shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such shares) in cash (including check, bank draft or money order) or, at the discretion of the holder of the option, by delivery to the Company of unencumbered Common Shares having a Fair Market Value, as defined in paragraph 6 hereof, equal to the purchase price (except, solely for purposes of this paragraph, that all references to the "date immediately preceding the date the option is granted," in the definition of Fair Market Value in paragraph 6 shall be deemed to be references to "the date the option is exercised" and the last sentence of paragraph 6 shall be of no effect). No shares shall be issued until full payment therefor has been made, and the granting of an option to an individual shall give such individual no rights as a shareholder except as to shares issued to such individual. Notwithstanding anything stated in clause
(iii) of the first sentence of this paragraph 9 of the Plan, the Committee shall have authority to grant options under the Plan that contain terms and conditions that provide that such options may be exercised immediately or less than six months after being granted, provided that (A) any such option may be granted only to an eligible employee residing in or employed in a country other than the United States at the time of the grant, (B) the Committee, in its sole discretion, concludes that such a grant is desirable to comply with the provisions of the laws of such a foreign country or to increase the after-tax benefits of the option to such eligible employee under the laws of such foreign country and (C) no such option exercisable less than six months after being granted (except to the extent that such an option could be exercised less than six months after being granted under clause (iii) of the first sentence of this paragraph 9 of the Plan in the absence of this sentence) may be granted to any individual who is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended. Any option granted in compliance with the provisions of the immediately preceding sentence that, by its terms and conditions, is exercisable immediately or less than six months after being granted shall not be subject to the second sentence of paragraph 8(d) of the Plan from and after the time that such option becomes exercisable.

         10. Change in Control.

         (a) Anything to the contrary notwithstanding in the Plan, in the event of a "Change in Control" of the Company, as defined in paragraph 10(b), an option held by a person under this Plan that shall not have expired will become immediately exercisable in full if the Plan shall have become approved by the shareholders of the Company at a duly held shareholders' meeting and a registration statement covering the Common Shares for which the option may be exercised shall have become effective under the Federal Securities Act of 1933, as amended.

         (b) A "Change in Control", for purposes of the Plan, means:

             (i) A majority of the directors of the Company shall be persons other than persons:



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                   (A) For whose election proxies shall have been solicited by the Board of Directors of the Company, or


                   (B) Who are then serving as directors appointed by the Board of Directors to fill vacancies on the Board of Directors caused by death or resignation (but not by removal) or to fill newly-created directorships,

             (ii) 30% or more of the outstanding voting stock of the Company is acquired or beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto) by any person (other than the Company, a subsidiary of the Company or the person holding the option) or group of persons, not including the person holding the option, acting in concert, or

             (iii) The shareholders of the Company approve a definitive agreement or plan to


                   (A) merge or consolidate the Company with or into another
             corporation (other than (1) a merger or consolidation with a subsidiary of the Company or (2) a merger in which the Company is the surviving corporation and either (a) no outstanding voting stock of the Company (other than fractional shares) held by shareholders immediately prior to the merger is converted into cash, securities, or other property or (b) all holders of outstanding voting stock of the Company (other than fractional shares) immediately prior to the merger have substantially the same proportionate ownership of the voting stock of the Company or its parent corporation immediately after the merger),

                   (B) exchange, pursuant to a statutory exchange of shares of voting stock of the Company held by shareholders of the Company immediately prior to the exchange, shares of one or more classes or series of voting stock of the Company for cash, securities, or other property,


                   (C) sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions) or


                   (D) liquidate or dissolve the Company,

         unless a majority of the voting stock (or the voting equity interest) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company (in the case of a merger, consolidation or disposition of assets) or the Company or its parent corporation (in the case of a statutory share exchange) is beneficially owned by the person holding the options or a group of persons, including the person holding the options, acting in concert.


         11. Tax Withholding. Delivery of Common Shares upon exercise of a non-qualified stock option shall be subject to any required withholding taxes. A person exercising


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such an option may, as a condition precedent to receiving the Common Shares, be required to pay the Company a cash amount equal to the amount of required withholdings. In lieu of all or any part of such a cash payment, the Committee may, but is not required to, permit the individual to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax with respect to income arising from the exercise of the option, through a reduction of the number of Common Shares delivered to the person exercising the option or through a subsequent return to the Company of shares delivered to the person exercising the option. Any such election by an individual who is subject to the reporting requirements of Section 16 ("Section 16") of the Securities Exchange Act of 1934, as amended ("Section 16 Individuals"), is also subject to the following:


         (a) Time of election. Any such election by a Section 16 Individual may be made only during certain specified time periods, as follows:

                   (1) The election may be made during the period beginning on the third business day following the date of public release of the Company's quarterly or annual financial statements and ending on the twelfth business day following such date of public release, or

                   (2) The election may be made at least six months prior to the date as of which the amount of tax to be withheld is determined;

         provided, however, an election by such a person pursuant to clause (1) or (2) may not be made within six months of the date of grant of the option being exercised unless death or disability of the individual to whom the option was granted occurs during said six month period.

             The foregoing restrictions do not apply to any person who is not subject to the reporting requirements of Section 16.

         (b) Committee approval; revocation. The Committee's approval of such an election by a Section 16 Individual, if given, may be granted in advance but is subject to revocation by the Committee at any time. Once such an election is made by a Section 16 Individual, he or she may not revoke it.


         12. Termination of Employment. Neither the transfer of employment of an individual to whom an option is granted between any combination of the Company, a parent corporation and a subsidiary thereof, nor a leave of absence granted to such individual and approved by the Committee, shall be deemed a termination of employment for purposes of the Plan. The terms "parent" or "parent corporation" and "subsidiary" as used in the Plan shall have the meaning ascribed to "parent corporation" and "subsidiary corporation," respectively, in Sections 425(e) and
(f) of the Code.


         13. Other Terms and Conditions. The Committee shall have the power, subject to the limitations contained herein, to fix any other terms and conditions for the grant or exercise of any option under this Plan. Nothing contained in this Plan, or in any option granted pursuant to this Plan, shall confer upon a person holding an option any right to continued


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employment by the Company or limit in any way the right of the Company to terminate an employee's employment at any time.


         14. Dissolution, Liquidation, Merger. In the event of the proposed dissolution or liquidation of the Company or in the event of a proposed sale of substantially all of the assets of the Company or in the event of a proposed merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company (the actual effective date of the dissolution, liquidation, sale, merger, consolidation or exchange being herein called an "Event"), the Committee may, but shall not be obligated to:


         (a) if the Event is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding options granted under the Plan by the substitution of options and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, to be issuable upon the exercise of options in lieu of options and capital stock of the Company; or


         (b) at least 30 days prior to the occurrence of an Event, declare, and provide written notice to each optionee of the declaration, that each outstanding option, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, an Event (unless it shall have been exercised prior to the occurrence of the Event) in exchange for payment to each holder of an option, within ten days after the Event, of cash equal to the amount (if any), for each share covered by the cancelled option, by which the Fair Market Value per Common Share exceeds the exercise price per share of Common Shares covered by such option, provided that no such declaration shall be made unless the Plan shall have been approved by the shareholders of the Company at a duly held shareholders' meeting and a registration statement covering the Common Shares for which the option may be exercised shall have become effective under the Federal Securities Act of 1933, as amended. At the time of the declaration provided for in the immediately preceding sentence, each option shall immediately become exercisable in full and each person holding an option shall have the right, during the period preceding the time of cancellation of the option, to exercise his or her option as to all or any part of the shares covered thereby. In the event of a declaration pursuant to this paragraph 14(b), each outstanding option granted pursuant to the Plan that shall not have been exercised prior to the Event shall be cancelled at the time of, or immediately prior to, the Event, as provided in the declaration, and the Plan shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph 14(b) or paragraph 16. For purposes of this paragraph, "Fair Market Value" per share shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Common Share by the shareholders of the Company upon the occurrence of the Event.


         15. Option Agreements. All options granted under the Plan shall be evidenced by a written agreement in such form or forms as the Committee may from time to time determine, which agreement shall, among other things, designate whether the options being granted thereunder are non-qualified stock options or incentive stock options under Section 422A of the Code.


         16. Limited Rights. The Committee may, in its discretion, grant limited stock appreciation rights ("Limited Rights") to the holder of any option granted hereunder (the "Related Option") with respect to all or any portion of the shares covered by the Related Option. Each Limited Right shall relate to a specific Related Option and may be granted at any time either concurrently with the grant of the Related Option or (with respect to non-qualified stock options) at any time the Related Option is outstanding. As hereafter provided in this paragraph 16, the Limited Rights are rights which the recipients may exercise in the circumstances set forth below, in lieu of exercising the Related Options, to receive cash equal to the amount (if any) by which the Fair Market Value of the Common Shares covered by the Related Option exceeds the exercise price of the Related Option.


         Limited Rights shall be exercisable (but only if and to the extent that the Related Option is exercisable) at any time within the thirty day period after any Change in Control, regardless of whether the person holding the Limited Right is an employee on the date of exercise, so long as the Optionee is an employee immediately preceding the Change in Control.


         Notwithstanding the provisions of the immediately preceding paragraph, no Limited Right shall be exercised within a period of six months after the date of grant of the Limited Right and no Limited Right shall be exercised if the Committee shall previously have made the declaration provided for in paragraph 14(b) and the Event resulting in the cancellation of all options pursuant to paragraph 14(b) shall have occurred.


         If Limited Rights are exercised, the Related Option shall no longer be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of a Related Option, Limited Rights granted with respect thereto shall terminate to the extent of the number of shares as to which the Related Option was exercised or terminated.


         A person entitled to exercise a Limited Right may, subject to its terms and conditions and the terms and conditions of the Plan, exercise such Limited Right in whole or in part by delivery to the Company at its principal office in Hutchinson, Minnesota, to the attention of the Chief Financial Officer, of written notice of an election to exercise such Limited Right specifying the number of shares purchasable under the Related Option with respect to which the Limited Right is being exercised. The date the Company receives the notice is the exercise date. Upon exercise of Limited Rights, the holder shall promptly be paid an amount in cash for each share with respect to which the Limited Rights are exercised equal to the amount (if any) by which the Fair Market Value per share of Common Shares covered by the Related Option exceeds the option exercise price per share of Common Shares covered by the Related Option.


         For purposes of this paragraph, "Fair Market Value" shall have the definition set forth in paragraph 6 hereof, except that all references to "the date immediately preceding the date the option is granted" shall, solely for purposes of this paragraph, be deemed to be references to "the date the Limited Right is exercised" and the last sentence of paragraph 6 shall be of no effect.

         A Limited Right may not be assigned and shall be transferable only if and to the extent that the Related Option is transferable. The Company may withhold from any cash payment due upon exercise of a Limited Right a cash amount sufficient to cover any required withholding taxes.


         17. Amendment and Discontinuance of Plan. The Board may at any time amend, suspend or discontinue the Plan; provided, however, that no amendment by the Board shall, without further approval of the shareholders of the Company,
(a) change the class of employees eligible to receive options or Limited Rights;
(b) except as provided in paragraph 3 hereof, increase the total number of Common Shares of the Company which may be made subject to options granted under the Plan; (c) except as provided in paragraph 3 hereof, change the minimum purchase price for the exercise of an option; (d) increase the maximum period during which options or Limited Rights may be exercised; (e) extend the term of the Plan beyond May 31, 1998; or (f) permit the granting of options to employees who are then members of the Committee. No amendment to the Plan shall, without the consent of the holder of the option, alter or impair any option previously granted under the Plan.


         18. Effective Date. The Plan shall be effective upon approval thereof by the Board.




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